SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
         ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                  (Date of earliest event reported):

                                January 28, 2000
           ----------------------------------------------------

                          THE RANDERS KILLAM GROUP INC.
             (Exact name of Registrant as specified in its charter)


Delaware                                0-18095                38-2788025
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)      Identification Number)


27 Bleeker Street
Milburn, New Jersey                                          07041
(Address of principal executive offices)                  (Zip Code)


    Registrant's telephone number including area code: (781) 622-1000

                                                               FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

Item 2.  Disposition of Assets

      On January 28, 2000, The Randers Killam Group Inc. (the "Company") sold substantially all of the assets and liabilities of its Randers division, exclusive of certain real estate and certain ongoing litigation, to RGI Muskegon, Inc. The purchaser is a newly formed Michigan corporation that is owned and managed by the former management team of the Randers division, which includes Thomas Eurich, a Vice President and a Director of the Company until the closing of the transaction. The Randers division provides engineering and construction services and constituted the Company's Process Engineering and Construction segment.

      The purchase price for the assets of the Randers Division consisted of a promissory note in the principal amount of $538,000 bearing interest at the rate of 8.0% per annum and payable in 36 equal monthly installments of principal and interest commencing March 1, 2000. The assets sold include all of the Randers division's operating assets, active contracts and projects, and the real property located at 570 Seminole Road in Muskegon, Michigan. The liabilities assumed by the purchaser include all balance sheet liabilities, all lease obligations, and all liabilities and obligations under the active contracts and projects. Title to the real estate will be transferred to the purchaser as soon as practicable after the closing. Upon delivery of the deed by the Company, the purchaser will deliver to the Company a second mortgage on the real estate to secure the promissory note.

      The purchase price of the assets was determined by the parties in arms-length negotiations. In agreeing to the purchase price, the Company considered the additional costs that would be incurred by the Company if the Randers division were shut down instead of sold.

      The Company incurred a loss on the sale of approximately $2.2 million, which was included in restructuring costs for the third quarter ended January 1, 2000.

                                                               FORM 8-K

                          THE RANDERS KILLAM GROUP INC.
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of the Randers division had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Randers division been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                                     FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)
                                      Less:

                                                    The Randers        Randers    Pro Forma
                                                   Killam Group      Division   Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                            $ 80,773       $18,342       $     -       $ 62,431
                                                       --------       -------       -------       --------

   Costs and Operating Expenses:
    Cost of revenues                                     61,754        15,558             -         46,196
    Selling, general, and administrative expenses        13,816         2,201             -         11,615
                                                       --------       -------       -------       --------

                                                         75,570        17,759             -         57,811
                                                       --------       -------       -------       --------

   Operating Income                                       5,203           583             -          4,620

   Interest Income                                          652             9            43            686
   Interest Expense                                        (155)          (77)            -            (78)
                                                       --------       -------       -------       --------

   Income Before Income Tax Provision                     5,700           515            43          5,228
   Income Tax Provision                                   2,732           225            15          2,522
                                                       --------       -------       -------       --------

   Net Income                                          $  2,968       $   290       $    28       $  2,706
                                                       ========       =======       =======       ========

   Basic and Diluted Earnings per Share                $    .12                                   $    .11
                                                       ========                                   ========

   Weighted Average Shares:
    Basic                                                25,429                                     25,429
                                                       ========                                   ========

    Diluted                                              25,452                                     25,452
                                                       ========                                   ========





                                       4

                                                                FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)
                                      Less:
                                                    The Randers        Randers    Pro Forma
                                                   Killam Group       Division  Adjustments      Pro Forma
                                                          (In thousands except per share amounts)

   Revenues                                            $ 52,209       $ 6,844       $     -       $ 45,365
                                                       --------       -------       -------       --------

   Costs and Operating Expenses:
    Cost of revenues                                     38,417         6,468             -         31,949
    Selling, general, and administrative expenses         9,172         1,284             -          7,888
    Restructuring costs                                  17,939         5,777             -         12,162
                                                       --------       -------       -------       --------

                                                         65,528        13,529             -         51,999
                                                       --------       -------       -------       --------

   Operating Loss                                       (13,319)       (6,685)            -         (6,634)

   Interest Income                                          708             2            32            738
   Interest Expense                                         (95)          (50)             -           (45)
                                                       --------       -------       --------      --------

   Loss Before Income Tax Provision                     (12,706)       (6,733)           32         (5,941)
   Income Tax Provision                                     291          (750)           11          1,052
                                                       --------       -------       -------       --------

   Net Loss                                            $(12,997)      $(5,983)      $    21       $ (6,993)
                                                       ========       =======       =======       ========

   Basic and Diluted Loss per Share                    $    (.51)                                 $   (.27)
                                                       =========                                  ========

   Basic and Diluted Weighted Average Shares              25,432                                    25,432
                                                       =========                                  ========







                                       5



                                                                FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)
                                                                                     Less:
                                                                  The Randers        Randers
                                                                 Killam Group       Division     Pro Forma
                                                                 ------------       --------     ---------
                                                                              (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                                         $ 2,084       $ 1,180       $    904
    Advance to affiliate                                               19,030             -         19,030
    Accounts receivable, net                                           11,309         1,283         10,026
    Unbilled contract costs and fees                                    7,842           378          7,464
    Prepaid taxes and deferred tax asset                                1,550             -          1,550
    Prepaid expenses                                                      242             -            242
                                                                      -------       -------       --------

                                                                       42,057         2,841         39,216
                                                                      -------       -------       --------

   Property, Plant, and Equipment, at Cost, Net                         9,756             -          9,756
                                                                      -------       -------       --------

   Other Assets                                                         1,930             -          1,930
                                                                      -------       -------       --------

   Cost in Excess of Net Assets of Acquired Companies                  31,195             -         31,195
                                                                      -------       -------       --------

                                                                      $84,938       $ 2,841       $ 82,097
                                                                      =======       =======       ========




                                       6

                                                                       FORM 8-K

                             THE RANDERS GROUP INC.

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                                                      Less:
                                                                  The Randers        Randers
                                                                 Killam Group       Division     Pro Forma
                                                                 ------------       --------     ---------
                                                                             (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Current maturities of long-term obligations                       $    82       $     -       $     82
    Accounts payable                                                    3,617           650          2,967
    Accrued payroll and employee benefits                               2,506           168          2,338
    Accrued income taxes                                                1,953             -          1,953
    Accrued restructuring costs                                         2,484           986          1,498
    Other accrued expenses                                              1,356         1,037            319
    Due to parent company and affiliated companies                        119             -            119
                                                                      -------       -------       --------

                                                                       12,117         2,841          9,276
                                                                      -------       -------       --------

   Deferred Income Taxes                                                  997             -            997
                                                                      -------       -------       --------

   Other Deferred Items                                                 1,097             -          1,097
                                                                      -------       -------       --------

   Long-term Obligations                                                  694             -            694
                                                                      -------       -------       --------

   Shareholders' Investment:
    Common stock                                                            3             -              3
    Capital in excess of par value                                     79,395             -         79,395
    Accumulated deficit                                                (9,365)            -         (9,365)
                                                                      -------       -------       --------

                                                                       70,033             -         70,033
                                                                      -------       -------       --------

                                                                      $84,938       $ 2,841       $ 82,097
                                                                      =======       =======       ========





                                       7

                                                                      FORM 8-K

                          THE RANDERS KILLAM GROUP INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999           January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $538,000
 note receivable issued to the Company by the
 acquirer at an interest rate of 8%                                              $43                   $32
                                                                                 ---                   ---

Income Tax Provision
Increase in the income tax provision as a result of
 an increase in interest income calculated at the
 federal income tax rate of 34%                                                  $15                   $11
                                                                                 ---                   ---


Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

      The sales price of the Randers division consisted of a $538,000 promissory note issued to the Company secured by certain real estate. In addition, the acquirer assumed $776,000 of mortgage debt. Due to the fact that the Company received no consideration at the time of sale, the sale of the real estate is being accounted for under the deposit method. Under the deposit method, the Company did not record the note receivable and continues to report the property that was sold as well as the existing mortgage debt in the accompanying pro forma condensed balance sheet. Cash received from the acquirer will be reported as a deposit on the contract. As a result, there are no pro forma adjustments to the pro forma condensed balance sheet as of January 1, 2000.

                                                                 FORM 8-K

                          THE RANDERS KILLAM GROUP INC.
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

      2.1Asset Purchase Agreement by and among RGI Muskegon, Inc. (as Buyer),
         Randers Engineering, Inc., Redeco, Inc., Viridian Technology, Inc., and Randers Group Property Corporation (as Sellers), and The Randers Killam Group Inc. (as Sellers' Parent) dated January 28, 2000. Exhibits to the Agreement have been omitted from the copy of the Agreement filed herewith. Copies of such exhibits will be furnished supplementally to the Commission upon request to the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 11th day of February 2000.

                                 THE RANDERS KILLAM GROUP INC.



                                  By:  /s/ Paul F. Kelleher
                                  Paul F. Kelleher
                                  Chief Accounting Officer